SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 30, 2004

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                 1-11596                    58-1954497
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 (State or other          (Commission File             (IRS Employer
 jurisdiction of               Number)               Identification No.)
 incorporation)

1940 N.W. 67th Place, Suite A, Gainesville, Florida                 32653
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (352) 373-4200

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.     Other Events

            We recently discovered that our Tulsa, Oklahoma subsidiary, which has a permit to treat and store hazardous waste in certain areas of its facility, had been improperly accepting and storing a substantial amount of hazardous and non-hazardous waste in violation of certain environmental laws in areas not permitted to accept and/or to store hazardous and non-hazardous waste. We voluntarily reported this matter to the appropriate Oklahoma state authorities and have removed this waste to permitted treatment, storage and/or disposal facilities. We are working with the Oklahoma authorities to provide the information requested by the Oklahoma authorities as to this matter. As of the date of this report, we have not been notified by the Oklahoma authorities as to what action or actions, if any, the Oklahoma authorities will take against our subsidiary as a result of this improper acceptance and storage of waste. The Oklahoma authorities could assert monetary fines or penalties or take other action against our subsidiary (including, but not limited to, loss of permits), which may have a material adverse effect on us.

Item 7.     Exhibits

            (c)   Exhibits

                  Exhibit Number    Description
                  --------------    -----------
                  99.1              Press release dated April 28, 2004
                  99.2              Press release dated April 30, 2004

Item 12.    Results of Operations and Financial Condition.

            On April 30, 2004, at 11:00 a.m. EST, Perma-Fix Environmental Services, Inc. (the "Company") will hold a conference call broadcast live over the Internet. A press release dated April 28, 2004, announcing the conference call, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A transcript of the conference call will also be available on the Company's web page at www.perma-fix.com.

            On April 30, 2004, the Company issued a press release to report its financial results for the quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

            The information combined in this Item 12 of this Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                                         By: /s/ Richard T. Kelecy
                                             -----------------------------------
                                             Richard T. Kelecy
Dated: April 30, 2004                        Chief Financial Officer